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                                                                    EXHIBIT 10.1



                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.       Basic Provisions ("Basic Provisions").

         1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, January 24, 2000, is made by and between Copperhill Development Corporation, a California corporation, ("LESSOR") and TrueTime, Inc., a Delaware Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as Building T of the Westwind Business Park - 3750 Westwind Boulevard, located in the County of Sonoma, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) a two story office building on 195,570+/- sf parcel totaling 70,281+/- sf - See Exhibit Al-A4 ("PREMISES"). (See also Paragraph 2)

         1.3 TERM: Fifteen (15) years and Zero (0) months ("ORIGINAL TERM") commencing August 1, 2000 ("COMMENCEMENT DATE") and ending July 31, 2015 ("EXPIRATION DATE"). (See also Paragraph 3)

         1.4 EARLY POSSESSION: See Addendum No. 1 ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

         1.5 BASE RENT: $87,850.00 per month ("BASE RENT"), payable on the first day of each month commencing August 2000. (See also Paragraph 4) [X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 BASE RENT PAID UPON EXECUTION: $ None as Base Rent for the period
_________.

         1.7 SECURITY DEPOSIT: $50,000.00 ("SECURITY DEPOSIT"). (See also Paragraph 5) other lawful uses permitted by the Premises zoning. (See also Paragraph 5)

         1.8 AGREED USE: Administrative office, research and development, warehousing and all other lawful uses permitted by the Premises zoning. (See also Paragraph 6)

         1.9 INSURING PARTY: LESSOR IS THE "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8)

         1.10 REAL ESTATE BROKERS: (See also Paragraph 15)

              (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationship exist in this transaction (check applicable boxes):

[X] Keegan & Coopin Company, Inc. represents Lessor exclusively ("LESSOR'S BROKER");

[X]  Orion Partners, Ltd. represents Lessee exclusively ("LESSEE'S BROKER"); or

[ ]  ________________________represents both Lessor and Lessee ("DUAL AGENCY").

              (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of ________% of the total Base Rent for the brokerage services rendered by said Broker).

         1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by ____________________________ ("GUARANTOR"). (See also Paragraph
37)

         1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs A through P and Exhibits A-J, all of which constitute a part of this Lease.

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specifically the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty. Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

           (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises



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by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditures and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

              (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its hare thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and debut same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty
(30) days written notice to Lessor.

              (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

         2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use; (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 [STRIKE-OUT TEXT OMITTED]

3.       TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 [STRIKE-OUT TEXT OMITTED]

         3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession (The term:" possession" as used in this paragraph shall mean the date on which Lessor delivers to Lessee a temporary Certificate of Occupancy.) of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within [STRIKE-OUT TEXT OMITTED] ninety
(90) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such [STRIKE-OUT TEXT OMITTED] ninety (90) day period, cancel this Lease, in which event the Party shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing. See Addendum No. 1, Paragraph J.

         3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.       RENT.

         4.1. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

         4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check to stating.

5. SECURITY DEPOSIT. Lessee shall deposit with lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. [STRIKE-OUT TEXT OMITTED] Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. [STRIKE-OUT TEXT OMITTED] Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.       USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damages, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.


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         6.2 HAZARDOUS SUBSTANCES.

              (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

              (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice or such fact to lessor, and provide lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

              (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Stance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonable recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

              (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold, Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any thirty party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration or any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIALLY SO AGREED BY LESSOR IN WRITING AT THE TIME OF SUCH AGREEMENT.

              (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents of employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the costs of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

             (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substance or the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

              (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, given written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount to which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times, the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in lessor's notice of termination.

         6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

         6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.       MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
         ALTERATIONS.

         7.1 LESSEE'S OBLIGATIONS.

              (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such a plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveway, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises, Lessee, in keeping the Premises, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable agent and size in the vicinity, including, when necessary, the exterior repainting of the Building.*

              (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form


*All construction warranties afforded to Lessor to be passed upon to Lessee. Lessor shall be responsible for structural portions of the roof, foundation, sidewalls, subject to the negligence or misuse by Lessee.


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and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including firm alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor. SEE ADDENDUM NO. 1, PARAGRAPH O.

              (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unauthorized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

         7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment thereof, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

         7.3 UTILITY INSTALLATIONS: TRADE FIXTURES; ALTERATIONS.

              (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocation or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $250,000 in the aggregate or $100,000 in any one year.

              (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

              (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for use on the Premises, which claim are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

              (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

              (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

              (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 [STRIKE-OUT TEXT OMITTED]

         8.2 LIABILITY INSURANCE.

              (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing since limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carrier by Lessor, whose insurance shall be considered excess insurance only.

              (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a) in addition to, and to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured herein.

         8.3 PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

              (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by an Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however Lessee Owned Alterations and Utility Installations, Trade Fixtures, and lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than the Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver


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of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted
U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

              (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

              (c) [STRIKE-OUT TEXT OMITTED]

         8.4 LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

              (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

              (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

              (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1 DEFINITIONS.

              (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

              (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.


              (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

              (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

              (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.


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         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a
Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

         9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

              (a) In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

              (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 [STRIKE-OUT TEXT OMITTED]

         9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

         10.2

              (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

              (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

              (c) RE-APPRAISAL ON TRANSFER. Real Property Taxes include any increase in Real Property Taxes attributable to a reappraisal of the Real Property on account of a sale, foreclosure, or other financing (including without limitation ground lease) or change of ownership of the Real Property (including, without limitation, transfers of ownership interests by Lessor) by Lessor within the meaning of Article XIIIA of the California Constitution and applicable law ("Transfer Re-Appraisal Increase"). The foregoing notwithstanding, Lessor shall be obligated to pay, at Lessor's expense, a portion of any such Transfer Re-Appraisal Increase for any transfer which occurs after the fifth (5th) Lease Year. The portion of the Transfer Re-Appraisal increase to be paid by Lessor shall be equal to eighty percent (80%) of the Transfer Re-Appraisal Increase due and paid for the 24-month period after such increase, sixty percent (60%) of the Transfer Re-Appraisal Increase due and paid for the second 24-month period after such increase, forty percent (40%) of the Transfer Re-Appraisal Increase due and paid for the third 24-month period after such increase and twenty percent (20%) of the Transfer Re-Appraisal Increase due and paid for the fourth 24-month period after such Increase. Following the fourth 24-month period after such increase, all of the Transfer Re-Appraisal increase shall be included in annual Real Property Taxes paid by Lessee under this Lease.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property,


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Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LESSOR'S CONSENT REQUIRED.

              (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all of any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

              (b) [STRIKE-OUT TEXT OMITTED]

              (c) [STRIKE-OUT TEXT OMITTED]

              (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c) or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

              (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

         12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

              (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) after the primary liability of Lessee for the payment of Rent or of or the performance of any other obligations to be performed by Lessee.

              (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

              (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

              (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

              (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 [STRIKE-OUT TEXT OMITTED], as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

              (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

              (a) [STRIKE-OUT TEXT OMITTED] Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublease, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligations or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

              (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

              (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

              (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

              (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

         12.4.1 Transfer Premium Payment. As a reasonable condition to Lessor's consent to any transfer, Lessee shall pay to Lessor fifty percent (50%) of any transfer Premium, as defined in subsection 12.4.2, during the original term of the Lease. The Transfer Premium Payment after the original term shall be seventy-five percent (75%).

         12.4.2 Definition of "Transfer Premium". "Transfer Premium" means all Rent and other consideration actually received by Lessee from Transferee (including key money and bonus money and any payment in excess of fair market value for services rendered by Lessee to Transferee or assets, fixtures, inventory, equipment, or furniture transferred by Lessee to Transferee in connection with the Transfer (Transferee Rent)), after deducting:

         (a) The Rent payable by Lessee under this Lease (excluding the Transfer Premium) for the Subject Space (Lessee Rent);

         (b) Reasonable leasing commissions paid by Lessee;

         (c) Other reasonable out-of-pocket costs paid by Lessee (including attorney fees, advertising costs, and expenses of readying the Subject Space for occupancy by Transferee);

         The costs referred to in subparagraphs (b)-(c) are referred to as the "Transfer Costs".

         12.4.3 Monthly Payment of Transfer Premium; Calculation. Lessee shall pay the Transfer Premium on a monthly basis, together with its payment of [LEFT OUT] Rent [LEFT OUT]. In calculating the Transfer Premium, Lessee shall first deduct all the Transfer Costs from any Transferee Rent received, amortized over the first 24 months of the new term.

         12.4.4 Audit of Transfer Premium. On Lessor's request, Lessee shall furnish a complete statement, certified by an independent certified public accountant or Lessee's chief financial officer, describing in detail the computation of any Transfer Premium that Lessee has derived or will derive from the Transfer.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

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               (a) The abandonment of the Premises; or the vacating of the
Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

               (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

               (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c) above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph, 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

               (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee provides could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of Rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, not prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the

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maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.6 BREACH BY LESSOR.

               (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, the Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

               (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate at to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority take such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.      BROKERS' FEE.

         15.1 [STRIKE-OUT TEXT OMITTED]

         15.2 [STRIKE-OUT TEXT OMITTED]

         15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability of compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.      ESTOPPEL CERTIFICATES.

               (a) Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

               (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

               (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. As long as Lessee is a publicly traded company, Lessee may satisfy the requirement of delivery of the most recent financial statements filed with the Securities and Exchange Commission.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances and outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.


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23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may be written notice to the other specify a different address or notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, [including Lessee's Obligations] including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution of a Non-Disturbance Agreement.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agent shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary [STRIKE-OUT TEXT OMITTED] signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the

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


imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.      GUARANTOR.

         37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

         37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.      OPTIONS.

         39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the fight of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

         39.2 OPTIONS PERSONAL TO ORIGINAL LEASE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

         39.4 EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

               (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the case and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, right sand dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit of recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of said to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTS. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease |_| is |_| is not attached to his Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.



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



--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.       SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES OF LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------

The parties hereto have executed this Lease at the place and on the date specified above their respective signatures.


Executed at:   San Francisco, CA                             Executed at:  Santa Rosa, CA
            ------------------------------------------                   -------------------------------------
on:                  3/7/00                                  on:           3 March 2000
   ---------------------------------------------------          ----------------------------------------------
By LESSOR:                                                   By LESSEE:
               Copperhill Development Corporation                          TrueTime, Inc.
------------------------------------------------------       -------------------------------------------------

------------------------------------------------------       -------------------------------------------------

By:           /s/ Roger D. MacKenzie                         By:          /s/ Elizabeth A. Withers
   ---------------------------------------------------          ----------------------------------------------
Name Printed:     Roger D. MacKenzie                         Name Printed:    Elizabeth A. Withers
             -----------------------------------------                    ------------------------------------
Title:            Secretary                                  Title:           President/CEO
      ------------------------------------------------             -------------------------------------------


By:                                                          By:           /s/ Michael P. Von der Porten
   ---------------------------------------------------          ----------------------------------------------
Name Printed:                                                Name Printed:     Michael P. Von der Porten
             -----------------------------------------                    ------------------------------------
Title:                                                       Title:    Vice President/Chief Financial Officer
      ------------------------------------------------             -------------------------------------------
Address:                                                     Address:  2835 Duke Court
        ----------------------------------------------               -----------------------------------------
                                                                       Santa Rosa, CA 95407-7844
------------------------------------------------------       -------------------------------------------------
Telephone: (___)                                             Telephone: (707) 528-1230
                --------------------------------------                 ---------------------------------------
Facsimile: (___)                                             Facsimile:  (707) 527-6640
                --------------------------------------                 ---------------------------------------
Federal ID No.:                                              Federal ID No.: 94-3343279
               ---------------------------------------                      ----------------------------------


NOTE: These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017, (213)687-8777, Fax No. (213)687-8616.


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



                     STANDARD LEASE CONDITIONS ADDENDUM #1
                 To Lease dated January 24, 2000 by and between
       Lessor Copperhill Development Corporation and Lessee TrueTime, Inc.

A.       Rent Schedule:

         The Monthly Base Rent shall be increased to the following amounts on the dates set forth below:

         On the below adjustment dates      The New Base Rent Schedule shall be:
         -----------------------------      -----------------------------------
         August 1, 2000                                    $87,850.00
         August 1, 2003                                    $94,438.75
         August 1, 2006                                    $101,521.66
         August 1, 2009                                    $109,135.78
         August 1, 2012                                    $117,320.96

B.       Shell Building/Warm Shell:

         Lessee has reviewed and approved the shell building plans prepared by DES and dated November 10, 1999. Said construction drawings are attached as Exhibit B1 (previously delivered to Lessee). Lessee has reviewed and approved said plans.

         DES shall be retained and paid by lessor to prepare "warm" shell construction drawings. "Warm" shell improvement floor plans are attached as Exhibit B2. Said construction drawings shall be completed and delivered to Lessee within thirty (30) days of acceptance of this lease.

         All costs incurred to construct the shell building and the "warm" shell improvements (which are defined in Exhibit C) shall be paid by Lessor. Lessor and Lessee approve Midstate Construction as the general contractor for construction of the shell and "warm" shell improvements. Any modifications to the shell building must be approved by both parties. if Lessee requests modifications for its use, it shall pay for the costs incurred to modify the shell building.

C.       Lessee Improvement Scope:

         Lessor and Lessee shall retain DES as the project architect to design the Lessee improvements and draft the construction drawings. All interior improvement work shall be approved by both parties. See Work Letter attached as Exhibit D.

         Lessor shall retain Midstate Construction as the general contractor to construct the Lessee Improvements in a quality good workmanlike manner in accordance with approved plans and specification with a target completion date of August 18, 2000. Lessor shall provide an allowance of $2,020,230 ($30.00 per square foot -usable) toward the cost of constructing the Lessee Improvements including all necessary architectural fees and all required building permits. Lessee shall pay all costs in excess of this amount at the time such expenses are due and prior to landlord paying their portion. Lessor and Lessee to cooperate with all parties involved to expedite the Lessee Improvement process as quickly as possible.

         Lessee shall inspect said premises within ten (10) business days of delivery of the temporary Certificate of Occupancy to ascertain that Lessee Improvements have been installed in accordance with plans and specifications. Said inspection period does not affect Lessee's obligation to commence paying rent upon delivery of the temporary Certificate of Occupancy. Lessee shall provide a "punch list" of items not in accordance with plans and specifications or not installed in a good workmanlike manner. Lessor shall have thirty (30) days to correct said punch list items.

         If Lessee installs any portion of the Lessee improvements, he shall have the same responsibility as indicated above for Lessor and additionally Lessee shall remove all mechanic's liens, to satisfy all claims and meet all contract requirements with suppliers, contractors and employees arising out of said installation of improvements. Lessee to have workman compensation and liability insurance with a minimum $1,000,000 per occurrence for said installation and to name Lessor additional insured. Lessee shall indemnify and hold harmless Lessor for al claims of employees, invitees, materialmen, supplier arising out of said installation.

D.       Financial Information.

         Lessor has reviewed and approved financial statements and credit reports regarding Lessee.

         Lessor may deliver such financial information in lessor's possession to lending institutions, mortgage brokers, investors in the Industrial Center or prospective purchasers.

         Keegan & Coppin Company, Inc. is authorized to release deposits on account to Lessor upon receipt of fully executed lease.

E.       Permits.

         Lessee will obtain a use permit and a wastewater discharge permit if required from the appropriate municipality within thirty (30) business days of acceptance hereof. Lessee shall use due diligence in pursuing such permits and pay all costs associated with them. Lessee shall have the responsibility to maintain any use permits and to comply with all terms and conditions of said use permits during the term of this Lease. If Lessee's application for a use permit is denied, Lessor or Lessee may declare this lease void, in which event all deposits shall be retained by Lessor.

F.       Hazardous Waste:

         "If Lessee uses, stores, or becomes aware of any hazardous waste or substances as listed by Proposition 65, it will advise Lessor within three (3) days of such existence and either obtain approval from Lessor and the appropriate governing agencies within thirty (30) days from notice to remove and/or initiate clean up of said hazardous waste to standards required by the Lessor and the appropriate governing agencies within sixty (60) days from notice."

         "If Lessee, his invitees, employees, agents or associates cause or allow a spill, or contamination of the premises, common area, soil or surrounding area, then it will be the responsibility of Lessee to clean up said hazard to the degree required and within the time frame set by any public entity which has jurisdiction."

G.       Area Measurement:

         Lessee has reviewed and approved the system of measurement, the usable and rentable square footage of the subject premises. Lessor's architect shall provide Lessee with a complete set of construction drawings (including all change orders), which were used for the actual construction of the building.

H.       Associations and Expenses:

         Lessee has reviewed and approved any business park association dues and budget, rules, expenses, and use conditions pertaining to the property, the Rules and Regulations for the Premises are attached as Exhibit I.

I.       Early Possession:

         In the event Lessee occupies the Premises prior to the Commence Date, Lessee shall pay rent for the period occupied on a pro rata basis and all other terms of this Lease shall be in effect during such period. Any such early possession shall not affect the Expiration Date.

J.       Lease Commencement Date:

         a) If there are no delays and the Lessee approves the Tenant Improvement Construction Plans by 3/17/00, then Lessor will deliver the premises by 8/18/2000.

         b) If there are Lessee Caused Delays and no Lessor Caused Delays, then the Lease Commencement Date shall be delayed day to day up to 9/1/2000. If on 9/1/2000 lessor has not been able to deliver the Premises because of Lessee Caused Delays, then rent shall commence on 9/1/2000.

         c) If there are Lessor Caused Delays that stretch the delivery date of the Premises beyond 9/1/2000, then the Lessee shall not have to pay rent until the Premises are delivered. However, if these delays extend beyond 12/1/2000, then Lessee shall have the options set forth in Paragraph 3.3 above.

         The Lease Commencement Date shall occur as provided in Paragraph 1.3 of this Lease, provided that the Lease Commencement Date may be delayed as of Paragraph 3.3 of the Lease Agreement or Paragraph J.a., J.b., and J.c. above. As used herein, the term "Commencement Date Delay" shall mean only a "Force Majeure Delay", a "Lessee Caused Delay", or a "Lessor Caused Delay" as those terms is defined below. The term "Force Majeure Delay" shall mean only an actual delay resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lockouts (which objectively preclude General Contractor from obtaining from any reasonable source of labor or substitute materials at a reasonable cost necessary for completing the Lessee Improvements), or governmental acts, including law changes, changes in interpretation of laws or the construction rules and regulations, delays in obtaining the issuance of permits and the obtaining of any necessary inspections, which objectively preclude construction of Lessee Improvements in the Building by any person. The term, "Lessee Caused Delay" shall mean actual delays to the extent resulting from the acts, omissions, or change orders of lessee, its agents, contractors, employees or representatives which have the effect of delaying the completion of construction of the shell building or lessee improvements. The term "Lessor Caused Delays" shall mean actual delay to the extent resulting from the acts, omissions or change orders of Lessor, its agents, contractors, employees or representatives which have the effect of delaying the completion of construction of the shell building or Lessor Improvements. In no event shall Lessee's liability for rent hereunder commence later than September 1, 2000 except for unforeseen Force Majeure Delays or Lessor Caused Delays.

K.       Determination of Commencement Date Delay:

         If Lessor contends that a Commencement Date Delay has occurred, Lessor shall notify Lessee in writing (the "Delay Notice") of the event, which constitutes such Commencement Date Delay, the Commencement Date Delay shall be deemed to have occurred commencing as of the date of Lessee's receipt of the Delay Notice. If Lessee contends that a Lessor Caused Commencement Date Delay has occurred, Lessee shall notify Lessor in writing ("the Delay Notice") of the event, which constitutes such Lessor Caused Commencement Date Delay. The Lessor Caused Commencement Date Delay shall be deemed to have occurred commencing as of the date of Lessor's receipt of the Delay Notice. There shall be no rent obligation by Lessee for any Lessor Caused Delays. In the event that Lessor/Lessee disputes Lessor's/Lessee's contention that there is a Lessor/Lessee Caused Delay such dispute shall be settled in the manner provided in the standard AIA Construction Contract for the settlement of such disputes.

L.       Definition of Substantial Completion of the Lessee Improvements:

         For purposes of this Lease Agreement substantial completion of the "Lessee Improvements" shall mean completion of construction of the Lessee Improvements in the Premises pursuant to the "Approved Working Drawings," with the exception of any punch list items.

M.       Operating Expenses:

         Lessee's pro rata share of expenses set forth shall be calculated on the basis of the ratio that the rentable square feet in the Premises bears to the total rentable square fee in Phase 5 of the Park. This pro rata share has been determined to be 37.64% of Phase 5. With respect to each partial or full calendar year during the lease term, Lessee shall pay to Landlord, monthly in advance, one-twelfth (1/12) of Lessee's pro rata share of said estimated costs for such year. Lessor's estimate of operating costs pursuant to the foregoing during the current calendar year is $16,143.55 to be paid monthly in advance. See Exhibit J attached for line item breakdown.

         Subject to the above, within one hundred twenty (120) days after the end of every calendar year during the lease term, the Lessor shall provide the Lessee with a written statement of the actual costs of maintenance for that year. If actual costs should exceed the estimated amount previously paid by Lessee with respect to such year, then the Lessee shall pay to the Lessor the additional amount due to the Lessor within thirty (30) days, and if actual costs should be less than the estimated amount paid by Lessee with respect to such year, then the Lessor shall credit against the next maturing rent due under this Article the amount of overpayment by Lessee.

N.       Utilities & Service Contracts:

         Lessor shall provide all necessary utilities to the building. Lessee shall contract directly for electric and gas service and for interior janitorial services. Lessor shall coordinate other services to the Premises with the exception of utility services and janitorial service. Lessor shall contract for landscaping, HVAC maintenance, trash removal, building maintenance, window cleaning, fire protection, pest control, sweeping, payment of taxes and insurance, etc., and Lessor will invoice Lessee monthly for these expenses, along with other monthly "cam" charges. Lessor's goal is to maintain the Premises in a top quality manner consistent with the balance of the Westwind Business Park at a lower cost to the Lessee then if Lessee independently contracted for these services. As indicated on the triple net expense breakdown, Lessee shall pay a management fee of three point five percent (3.5%) of the minimum NNN rent. For Paragraph M and N of this addendum, Lessee shall have the right one (1) time per year to inspect all of Lessor's records pertaining to the NNN charges and business park expenses for the operation of Building T, Lessee will audit the records at the office of Lessor during normal business hours, with seven (7) day's prior written notice from Less to Lessor. If it is determined that the results in the audit were misstated by more than five percent (5%), then the total costs of the audit for both parties to be borne by the Lessor. If the results were within five percent (5%), then the total cost of the audit for both parties will be borne by the Lessee.

O.       Lessee's Right of First Refusal on Building G:

         Lessee shall have an ongoing right of first refusal for the first five years of the Original Term of the Lease over Building G (Building G is an un-built building which is planned for the southwest corner of Airport Boulevard and Westwind Boulevard as shown on Exhibit E attached hereto), which space is not presently available as of the date of execution hereof but may become available during the term hereof. In the event Lessor enters into serious negotiations with a prospective Lessee, Lessor shall first give written notice to Lessee indicating the location and approximately square footage of the subject space and giving Lessee the right to lease such space in the new building and add such new space to the existing total premises of Lessee subject to Lessee agreeing to all general terms that the "third party" has previously agreed. Lessee shall have five (5) business days from the date of Lessor's notice to exercise its right to take the subject space and to so notify Lessor's of its desire to take the subject space as part of the Premises. In the event Lessee so notifies Lessor of its desire to add the subject space to the Premises, then effective upon the date of such notice, the subject space shall be deemed to be part of the Premises, with terms and conditions based upon said notice containing agreed upon terms by "third party". In the event Lessee notifies Lessor that it is not interested in leasing the subject space, then Lessor may enter into a lease for such space with the then interested prospective Lessee upon whatever terms and conditions Lessor deems desirable. In the event Lessee fails to respond to Lessor's notice within said five (5) day period, Lessee shall be deemed to have not exercised its right of first refusal, as herein contained for the subject space in proposed Building G.

P.       Time of Essence:

         Time is of the essence of each and every provision contained in this addendum, regardless of any implied waivers, which may have developed pursuant to the course of conduct between Landlord and Lessee.

Agreed by:    Lessee:   /s/ Elizabeth A. Withers         Date:   3-3-00
                     --------------------------------         -----------

Agreed by:    Lessor:   /s/ Roger D. MacKenzie           Date:   3-7-00
                     --------------------------------         -----------

                               [DIAGRAMS OMITTED]
                                (Exhibits A1 - A4
                                  and B1 - B2)

                                    EXHIBIT C

                       COPPERHILL DEVELOPMENT - BUILDING T
                          "WARM SHELL" BUDGET PROPOSAL
                                  SCOPE OF WORK


Proposal includes the additional work necessary to provide a warm shell as outlined by DES Architects as follows:

1.       Restrooms:
         a.   Drywall ceiling at 9'-0" height.
         b.   Tile floor with 8" tile base.
         c.   Full height tile at wet walls only.
         d.   Plastic laminate toilet partitions.
         e.   Floor drain in each.
         f.   Plastic laminate countertops.
         g.   Entry Doors: prefinished clear maple.
         h.   Mirrors as shown.
         i. Paint walls and ceiling in restrooms, janitor's closet and storage closets only.
         k.   Exhaust fans and ventilation as required by Uniform Building Code.
         l.   Electrical rough-in and fixtures as required.

2.       Janitor's Closet:
         a.   Mop sink and rough-in as required for mop sink fixture.
         b.   FRP wainscot at sink.
         c.   Electric rough-in as required for electric water heater.

3.       HVAC:
         a. Furnish and install roof top HVAC package equipment for VAV system (design build).
         b. Supply shafts to each floor in mechanical shaft, no distribution at the floor level.

4.       Elevator:
         a.   Furnish and install elevator with 3000 pound capacity.
         b. Cab to have side opening door, plastic laminate interior panels and upgraded ceiling with downlights.

5.       Lobby Stair:
         a.   Metal pan stair with concrete fill.
         b.   Custom steel railing (no glass components or panels in railing).

6.       Exit Stairs:
         a.   Metal pan stair with concrete fill.
         b.   Wall mounted metal handrails.

7.       Electrical:
         a. Electrical subpanels to be located in an electrical closet or the janitor's closet on each floor.
         b.   Power distribution for core improvements only.
         c.   Supply power to rooftop HVAC units only.

8.       Mechanical Roof Screen:
         a.   Metal stud screen with EIFS finish over cement backer board.

9.       Insulation:
         a.   R-19 insulation at roof.
         b.   R-11 insulation at walls and soffits.

10.      Structural Steel:
         a.   Steel platform for rooftop HVAC equipment (not shown).

11.      Roofing:
         a. Additional roofing work at rooftop HVAC equipment platform and curbs.

12.      Doors, Frames and Hardware:
         a. Furnish and install doors, frames and hardware for restrooms and janitor's closet only.

EXHIBIT C
SCOPE OF WORK
PAGE 2 OF 2


13.      Drywall:
         a. Frame, hang and finish gypsum wallboard for walls at stairwells (three (3) sides of stairwells only) elevator shaft. Restrooms and janitor's closets only.
         b. Frame, hang and finish gypsum ceilings for restrooms and janitor's closet only.

14.      Painting:
         a. Paint walls and ceiling for restrooms, janitor's closet and storage closets only.
         b.   No painting in tenant spaces.
         c.   No wall covering.

15.      Fire Sprinklers:
         a. Modify existing sprinkler system to provide coverage at corridors, stairwells and restrooms.
         b.   No work in tenant spaces.

16.      Roof hatch/access ladder.

17.      Roof walk pads.

Alternates:

1. Cost to provide corridor walls as shown on core drawings provided (no date). $56,780.00.

2. Cost to provide doors, frames and hardware at tenant spaces, stairwells and miscellaneous closets shown on core plan provided (no date). $20,350.00

PROPOSAL EXCLUDES THE FOLLOWING ITEMS:

1.       Walls and ceiling at corridors and tenant spaces.

2.       Special ceiling finish allowance.

3. Doors, frames and hardware at corridors, lobbies, stairwells and tenant spaces.

4. All floor coverings and stair tread treatment, with the exceptions of tile at the restroom floors, is excluded.

5.       Common areas or Tenant space Life Safety System of Fire Alarms.

6.       Distribution of HVAC system beyond main supply duct to each floor.

7. No stone or tile finishes, no wood finishes, no glass components, no high-end finishes, other that custom stainless steel handrail at lobby or exit stairs.

8.       No power or lighting distribution to tenant spaces.
         No Fire Alarm or Life Safety System.
         No special "High Voltage" requirements.
         No additional sub-panels other than those in electrical closets.

9.       No panic hardware.
         No Card Readers or other security hardware.

10.      Acoustical ceiling treatment.

11. Cost of permits, fees, and utility company fees associated with the "warm shell" are paid by Lessor.

12.      Builder's risk insurance - to be provided by Owner.

                                   Work Letter
                                    Exhibit D

TrueTime, Inc., (hereinafter called "Lessee") and Westwind Business Park (hereinafter called "Lessor" are executing simultaneously with this Letter Agreement, the written lease to which this Letter Agreement is attached covering the premises described in said lease (hereinafter called "the premises").

To induce Lessee to enter into said lease (which is hereby incorporated by reference to the extent that the provisions of this agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Lessor and Lessee mutually agree as follows:

1.       Plans and Specifications:

         (a) DES shall be retained to design all architectural, mechanical, and electrical engineering plans required for the performance of the work (hereinafter referred to as "Building Standard Work") herein below described, including completed detailed plans and specifications for Lessee's partition layout, reflective ceiling, heating and air conditioning, electrical outlets and switches and telephone outlets. The preliminary space plan and material specification list are attached as Exhibit D.

         (b) It is understood and agreed that Lessee may require work (hereinafter referred to as "Building Non-Standard Work") different from or in addition to said Building Standard Work. In such event, any architectural, mechanical, and electrical plans and specifications required shall be furnished, at Lessee's sole cost and expense to Lessor's office for its approval or the cost of such plans prepared by Lessor shall be borne by Lessee.

         (c) It is understood and agreed that all plans and specifications referred to hereinabove in subparagraphs (a) and (b) are subject to the Lessor's approval, which the Lessor agrees shall not be unreasonably withheld. Lessee also agrees that, when requested by Lessor's office, Lessee will furnish complete information reflecting Lessee's requirements and that complete plans and specifications will be approved by Lessee on or before March 1, 2000.

2.       Building Standard Work:
         Lessor shall retain Midstate Construction to furnish and install all of the following "Building Standard work" limited to the quantities specified by the Lessor and Lessee on the final approved plans. Office area described in the following paragraphs will be taken to mean net usable area measured from outside of exterior walls and to the center of the "warm" shall walls outlined on Exhibit C.

The Lessor shall provide, at its cost, the following Tenant Improvements:


ITEM                                    DESCRIPTION
----                                    -----------
Floor Coverings
HVAC
Electrical Lighting
Electrical Outlets
Computer Cabling
Cabinets
Doors-Millwork
Partitions
Wall Finish
Window Covering
Signage
Wall Paper
Plumbing-Bathroom
Electrical Service
Warehouse Lights
Insulation
Dropped Ceilings
Sprinklers
Utilities
Warehouse Improvements
Other:

3.       Building Non-Standard Work at Lessee's Cost and Expense:
         Provided Lessee's plans and specifications are furnished within the same time provided hereinabove in Paragraph 1(d), the Lessor shall cause Lessee's "Building Non-Standard Work" to be installed by Lessor's contractor, but at Lessee's sole cost and expense. If available Tenant Improvement funds can be applied toward these expenses.

         Prior to commencing any such work, Midstate Construction or DES, shall submit to Lessee a written estimate of the cost thereof. Said written estimate shall be attached hereto and made a part of this Work Letter. If Lessee shall fail to approve this Work Letter after submission thereof, such failure shall be deemed a disapproval thereof, and Lessor's contractor shall not proceed with such work. Cost of all work in excess of building standards shall be paid for prior to the start of work.

4.       Substitution and Credits
         Lessee may select difference new materials in placing of "Building Standard Work" materials which would otherwise be initially furnished and installed by Lessor in the interior of the premises under the provisions of this Work Letter Agreement, provided such selection is indicated on said Lessee's final plans.

5. The total allowance of all of the items in Paragraphs 2, 3 and 4 shall be $30.00 per usable square foot. Any excess shall be paid by Lessee prior to commending work.

6. Lessor to install building standard and building non-standard improvements in a good workmanlike manner and in accordance with the County and Lessee approved plans and specifications. Lessor to proceed diligently with said installation so as to meet the occupancy date stipulated in the lease.

7. Lessor shall prepare and Lessee shall approve an integrated construction schedule of shell building and Tenant Improvement work. Lessee shall have three (3) days written which to approve or request modifications to the plans so submitted.

8. The shell building construction plans and specs, the warm shell construction plans and specs, Tenant Improvement Construction Plans and specs, and all engineering and specialist reports when approved by both Lessee and Lessor will supersede this document and be the final agreement between parties.


Lessor                                 Lessee

  /s/ Roger D. MacKenzie                  /s/ Elizabeth A. Withers
------------------------------------   ---------------------------

                                [DIAGRAM OMITTED]
                                   (EXHIBIT E)

                                    EXHIBIT F
                          LEASING DISCLOSURE REGARDING
                         REAL ESTATE AGENCY RELATIONSHIP


When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

                                LANDLORD'S AGENT

A Landlord's agent under a listing agreement with the Landlord acts as the agent for the Landlord. A Landlord's agent or a subagent of that agent has the following affirmative obligations:

To the Landlord:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in dealing with the Landlord.

To the Tenant and the Landlord:

(a) Diligent exercise of reasonably skill and care in performance of the agent's duties.
(b)      A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that care not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.

                                 TENANT'S AGENT

A Tenant's agent can, with a Tenant's consent, agree to act as agent for the Tenant only. In these situations, the agent is not the Landlord's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Landlord. An agent acting only for a Tenant has the following affirmative obligations.

To the Tenant:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Tenant.

To the Tenant and the Landlord:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
(b)      A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.

                   AGENT REPRESENTING BOTH LANDLORD AND TENANT

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Landlord and the Tenant in a transaction, but only with the knowledge and consent of both the Landlord and the Tenant.

In a dual agency situation, the agent has the following affirmative obligations to both the Landlord and the Tenant.

(a) A fiduciary duty of utmost care, integrity, honest and loyalty in the dealings with either Landlord or Tenant.

(b) Other duties to the Landlord and the Tenant as stated above in their respective sections.

In representing both Landlord and Tenant, the agent may not, without the express permission of the respective party, disclose to the other party that the Landlord will accept a rent less than the listed rent or that the Tenant will pay a rent greater than the rent offered.

The above duties of the agent in a real estate transaction do not relieve a Landlord or Tenant from the responsibility to protect their own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

You should read its consents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE.


LANDLORD/TENANT   /s/ Elizabeth A. Withers              Date   3-3-00
                  --------------------------------            ---------
LANDLORD/TENANT                                         Date
                ----------------------------------            ---------

================================================================================

                     SIGN BELOW TO AUTHORIZE TYPE OF AGENCY

Keegan & Coppin Co., Inc., is the agent of (check one).
(Name of Listing Agent)

   X       The Landlord exclusively; or
-------
           Both the Tenant and Landlord
-------

CONFIRMED AND AUTHORIZED:

Landlord:   /s/ Roger D. MacKenzie                       Date      3/7/00
         ------------------------------------------            ----------
Landlord:                                                Date
         ------------------------------------------            ----------

Agent:    Keegan & Coppin Company, Inc.     By:                Date
         ------------------------------        ------------         --------

--------------------------------------------------------------------------------

Orion Partners, is the agent of (check one);
(Name of Listing Agent)

  X    The Tenant exclusively; or
------
       The Landlord exclusively; or
------
       Both the Tenant and Landlord
------


Tenant:     /s/   Elizabeth A. Withers                          Date   3-3-00
         -----------------------------------------------             ----------
Tenant:                                                         Date
         -----------------------------------------------             ----------

Agent:    Keegan & Coppin Company, Inc.     By:                 Date
         ------------------------------        ---------             ----------

                       STANDARD LEASE DISCLOSURE ADDENDUM
                                    EXHIBIT G

NOTICE TO OWNERS, BUYERS AND TENANTS REGARDING HAZARDOUS WASTES AND SUBSTANCES AND UNDERGROUND STORAGE TANKS

Comprehensive federal and state laws and regulations have been enacted in the last few years in an effort to develop controls over the use, storage, handling, cleanup, removal and disposal of hazardous wastes or substances. Some of these laws and regulations, such as, for example, the so-called "Super Fund Act", provide for broad liability schemes wherein an owner, tenant or other user of the property may be liable for cleanup costs and damages regardless of fault. Other laws and regulations set standards for the handling of asbestos or establish requirements for the use, modification, abandonment, or closing of underground storage tanks.

It is not practical or possible to list all such laws and regulations in this Notice. Therefore, lessors and lessees are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice as well as other aspects of the proposed transaction. If various materials that have been or may be in the future determined to be toxic, hazardous or undesirable, or are going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks for storage of such hazardous materials, or that such materials may be in the equipment, improvements or soil, it is essential that legal and technical advice be obtained to determine, among other things, what permits and approvals have been or may be required, if any, the estimated costs and expenses associated with the use, storage, handling, cleanup, removal or disposal of the hazardous wastes or substances and what contractual provisions and protection are necessary or desirable. It may also be important to obtain expert assistance for site investigations and building inspections. The past uses of the property may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks being on the property.

The term "hazardous wastes or substances" is used in this Notice in its very broadest sense and includes, but is not limited to, all those listed under Proposition 65, petroleum base products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is, therefore, meant to apply to any transaction involving any type of real property, whether improved or unimproved.

Although Keegan & Coppin Co., Inc. or its salespeople, will disclose any knowledge it actually possesses with respect to the existence of hazardous wastes or substances, or underground storage tanks on the property, Keegan & Coppin Co., Inc. has not made investigations or obtained reports regarding the subject matter of this Notice, except as may be described in a separate written document, studies or investigation by experts. Therefore, unless there are additional documents or studies attached to this notice, lease or contract, this will serve as notification that Keegan & Coppin Co., Inc. or its salespeople make no representation regarding the existence or non-existence of hazardous wastes or substances, or underground storage tanks on the property. You should contact a professional, such as a civil engineer, geologist, industrial hygienist or other persons with experience in these matters to advise you concerning the property.

AMERICANS WITH DISABILITIES ACT (ADA)

On July 26, 1991, the federal legislation known as the Americans with Disabilities Act (ADA) was signed into law by President Bush. The purpose of the ADA is to integrate persons with disabilities into the economic and social mainstream of American life. Title III of the ADA applies to Lessors and Lessees of "places of public accommodation" and "commercial facilities", and requires that places of public accommodation undertake "readily achievable" removal of communication and access barriers to the disabled. This requirement of Title III of the ADA is effective January 26, 1992.

It is important that building owners identify and undertake "readily achievable" removal of any such barriers in the common areas, sidewalks, parking lots and other areas of the building under their control.

The lessor and lessee are responsible for compliance with ADA relating to removal of barriers within the workplace i.e., arrangement of interior furnishings and access within the premises, and any improvements installed by lessor and lessee.

Keegan & Coppin Company, Inc. recommends that both parties seek expert advice regarding the implications of the Act as it affects this Agreement.

ALQUIST-PRIOLO:

"The property which is the subject of this contract may be situated in a Special Study Zone as designated under the Alquist-Priolo Geologic Hazard Act, Sections 2621-2625, inclusive, of the California Public Resources Code, and, as such, the construction or development on this property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered in the State of California, unless such report is waived by the City or County under the terms of that act. No representations on the subject are made by the lessor or agent, and the lessee should make his own inquiry or investigation".

FLOOD HAZARD AREA DISCLOSURE:

The subject property may be situated in a "Special Flood Hazard Area" as set forth on a Federal Emergency Management Agency (FEMA) "Flood Insurance Rate Map"
(FIRM) or "Flood Hazard Boundary Map" (FHBM). The law provides that, as a condition of obtaining financing on most structures located in a "Special Floods Hazard Area", lender requires flood insurance where the property or its attachments are security for a loan. Lessee should consult with experts concerning the possible risk of flooding.

         Acknowledgment:

         Lessee:     /s/ Elizabeth A. Withers         Date:    3-3-00
                  --------------------------------           --------

         Lessor:     /s/ Roger D. MacKenzie           Date:    3/7/00
                  --------------------------------           --------

                                    EXHIBIT H


                               OPTION(S) TO EXTEND
                             STANDARD LEASE ADDENDUM

      DATED        January 24, 2000
             ----------------------

       BY AND BETWEEN        (LESSOR)        Westwind Business Park
                                             -----------------------------------

                                             -----------------------------------

                             (LESSEE)        TrueTime, Inc.
                                             -----------------------------------

                                             -----------------------------------

       ADDRESS OF PREMISES:           Building T at The Westwind Business Park

                                      ------------------------------------------

                                      Santa Rosa, CA
                                      ------------------------------------------


Paragraph
          -----------

A.       OPTIONS(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for three (3) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

         (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 9 But not more than 12 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or receive, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

         (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

         (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

         (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

         (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: Check Method(s) to be Used and Fill in Appropriately)

[ ]  I.  COST OF LIVING ADJUSTMENT(S) (COLA)
     a.  On (Fill in COLA Dates):
                                  ----------------------------------------------
--------------------------------------------------------------------------------
the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [ ] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers), for (Fill in Urban
Area):

--------------------------------------------------------------------------------
(All Items (1982-1984 = 100), herein referred to as "CPI".

     b. The monthly rent payable in accordance with paragraph A.1.a of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.1.a above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill in Other "Base Month"):______________. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

     c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[ ]  II. MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)
     a.  On (Fill in MRV Adjustment Date(s))
                                             -----------------------------------
--------------------------------------------------------------------------------
the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

         1) Four months prior to each market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

              (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

              (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

Initials:/s/ EAW                                              Initials: /s/ RDM
         ---------                                                      -------
         ---------                                                      -------



                                   PAGE 1 OF 2
(C)1997-AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION             FORM OE-2-3/97E

                  (ii) The three arbitrators shall within thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision or a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                  (iii) If either of the Parties fail to appoint an arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                  (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

         2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

     b.  Upon the establishment of each New Market Rental Value:

         1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and
         2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

[X]  III. FIXED RENTAL ADJUSTMENT(S) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

     On (Fill in FRA Adjustment Date(s)):   The New Base Rent shall be:

          August 1, 2015                       $       126,120.04 per month
     --------------------------------------          ---------------------------

          August 1, 2018                       $       135,579.04 per month
     --------------------------------------          ---------------------------

          August 1, 2021                       $       145,747.47 per month
     --------------------------------------          ---------------------------

          August 1, 2024                       $       156,678.53 per month
     --------------------------------------          ---------------------------
          August 1, 2027                               168,429.42 per month

B.   NOTICE:

     UNLESS SPECIFIED OTHERWISE HEREIN, NOTICE OF ANY RENTAL ADJUSTMENTS, OTHER THAN FIXED RENTAL ADJUSTMENTS, SHALL BE MADE AS SPECIFIED IN PARAGRAPH 23 OF THE LEASE.

C.   [STRIKE-OUT TEXT OMITTED]








INITIALS:  /S/ RDM                                           INITIALS: /S/ EAW
           ----------                                                  -------
           ---------                                                   -------

                               OPTION(S) TO EXTEND
                                   PAGE 2 OF 2

NOTICE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND INDUSTRY NEEDS. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. FLOWER STREET, SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777. FAX NO. (213) 687-8616.


(C)1997-AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION             FORM OE-2-3/97E

                                    EXHIBIT I


                              RULES AND REGULATIONS

                  1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or [STRIKE-OUT TEXT OMITTED] of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

                  All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

                  Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cover or otherwise sunscreen any window.

                  2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

                  3.  [STRIKE-OUT TEXT OMITTED]

                  4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substances of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose agents, officers, employees, contractors, servants, invitees or guests, shall have caused it.

                  5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

                  6.  [STRIKE-OUT TEXT OMITTED]

                  7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substances in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

                  8. No commercial cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

                  9. Tenant shall not use or keep in, on or about the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by the Landlord.

                  10. [STRIKE-OUT TEXT OMITTED]

                  11. [STRIKE-OUT TEXT OMITTED]

                  12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

                  13. Vending machines may be installed, maintained or operated upon the Premises only for use by Tenant and Tenant's employees and occasional invitees.

                  14. Landlord shall have the right, exercisable without notice and without liability to Tenant, such liability limited to costs of replacement stationary or literature to change the name and street address of the Building of which the Premises are a part.

                  15. [STRIKE-OUT TEXT OMITTED]

                  16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

                  17. [STRIKE-OUT TEXT OMITTED]

                  18. [STRIKE-OUT TEXT OMITTED]

                                    EXHIBIT J

                                   BUILDING T
                      ESTIMATED MONTHLY OPERATING EXPENSES
                                 TRUETIME, INC.



ITEM                                              $/Sq. Ft.    Sq. Ft.    $


Taxes/Assessments                                 0.110
Insurance                                         0.008
Electricity (Pkg Lot & Elec. Room only)           0.003
Water Service                                     0.009
Landscape Maintenance                             0.015
Pond Maintenance                                  0.000
Garbage Removal                                   0.016
Fire Protection                                   0.004
Maintenance General                               0.005
Pest Control                                      0.001
Roof Repairs                                      0.000
Sweeping                                          0.003
Window Cleaning                                   0.004
Management Fee - 3.5% of monthly rent             0.044  x 70.281 = $  3,074.75
HVAC Maintenance                                  0.008
                                                  -----
Total NNN-Tenant pays gas, elec &
  janitorial for their space                      0.230  x 70.281 = $ 16,143.55
                                                                    -----------

These costs are estimated based on existing one story flex buildings. There is no history for two story office buildings